UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2015

CSA HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-193153	68-0683334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4704 Harlan Street, Suite 520
Denver, CO  80212
(Address of Principal Executive Offices) (Zip Code)

(720) 463-3074
(Registrant's telephone number, including area code)

ASTA HOLDINGS, CORP.
330 Clematis Street, Suite 217, West Palm Beach, FL 33401
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective March 25, 2015 (the "Effective Date"), Asta Holdings Corp. (n/k/a CSA Holdings Inc.) ("we," "us," "our" and "Company") entered into a merger and exchange agreement (the "Agreement") with CSA Acquisition Subsidiary, LLC (the "Acquisition Subsidiary") and CSA LLC ("CSA"). The Agreement was subsequently amended on June 30, 2015 (the "First Amendment") and August 17, 2015 (the "Second Amendment").  Upon the closing of the transaction contemplated under the Agreement (the "Merger"), Acquisition Subsidiary merged into and with CSA, and CSA, as the surviving limited liability company, became a wholly-owned subsidiary of the Company. The Merger closed as of September 4, 2015.

Pursuant to the terms and conditions of the Agreement, the members who collectively own 100% of the issued and outstanding units of CSA immediately prior to the closing of the Merger exchanged their units for an aggregate of 69,980,020 shares of our common stock.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, a copy of which was originally filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on March 26, 2015, the First Amendment, a copy of which was originally filed as Exhibit 2.2 to the Company's Current Report on Form 8-K filed on July 6, 2015, and the Second Amendment, copy of which is filed as Exhibit 2.3 hereto, are incorporated herein by reference. The description is intended to provide investors and security holders with information regarding the material terms of the transaction. It is not intended to provide any other factual information about the Company or CSA. The representations, warranties and covenants contained in the Agreement were made only for purpose of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, and such subsequent information may or may not be fully reflected in our public disclosures.

The shares of the Company's common stock issued in connection with the Merger were not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon an exemption from registration provided by Section 4(a)(2) under the Securities Act in a transaction not involving a public offering or distribution. These shares may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Cancellation of Common Stock

Pursuant to terms of the Agreement and immediately prior to the closing of the Merger, George Furlan cancelled 103,300,010 shares of our common stock.

Private Placement and Conversion of Debt

Concurrent with the closing of the Merger on September 4, 2015, the Company, pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") issued to 17 accredited investors, 907,564 shares of the Company's 5% Series A Convertible Preferred Stock (the "Series A Preferred Shares") at an original issue price of $1.00 per share (the "Stated Value") for an aggregate purchase price of $907,563.42 (the "Private Placement"). Concurrent with the closing of the Merger on September 4, 2015, the holders of certain indebtedness of CSA in the principal amount of $460,500 plus accrued interest of $18,063.42 (the "Exchange Debt") agreed to exchange the Exchange Debt for shares of the 5% Series A Convertible Preferred Stock (the "Series A Preferred Shares") on a dollar of dollar exchange price of $1.00 per share.

The shares of preferred stock issued in the Private Placement were not registered under the Securities Act at the time of sale and, therefore, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The shares were issued in a private placement transaction solely to a single accredited investor pursuant to the exemption from registration provided by Sections 4(a)(2) and 3(a)(9) of the Securities Act, without engaging in any advertising or general solicitation of any kind, in a transaction not involving a public offering or distribution .
5% Series A Convertible Preferred Stock

Effective as of July 9, 2015, the Company filed the Certificate of Designation of 5% Series A Convertible Preferred Stock (the "Certificate of Designation") with the Secretary of State of the State of Nevada. A summary of the Certificate of Designation is set forth below:

Liquidation Preference and Ranking

Upon a liquidation event, the Company shall first pay to the holders of the Series A Preferred Shares an amount per share equal to the Stated Value (i.e., $1.00 per Series A Preferred Share), plus all accrued and unpaid dividends and any other fees or liquidated damages then due and owing thereon on each share of Series A Preferred Stock (the "Series A Preference Amount"). After full payment of the liquidation preference amount to the holders of the Series A Preferred Shares, the Company will then distribute the remaining assets to holders of common stock, other junior preferred shares (if any).

The Series A Preferred Shares are intended to rank senior to the Company's common stock and senior to any other shares of preferred stock the Company may issue in the future.

Dividends

The Series A Preferred Shares will carry an annual 5% per share cumulative dividend on the sum of the Stated Value, payable when and if declared by the Board of Directors and prior and in preference to payment of any dividends on the common stock.

Optional Conversion

The holders of Series A Preferred Shares will, at any time from and after six (6) months after the first issuance of any of the Series A Preferred Shares, be entitled to convert each Series A Preferred Share into shares of common stock at a conversion price of $0.25 per share, as adjusted. The Series A Preferred Shares contain provisions that protect their holders against dilution by adjustment of the purchase price in certain events such as stock dividends, stock splits and other similar events.

Anti-Dilution

If, at any time during the five year period after the date when the Series A Preferred is issued, the Company or any subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to re-price, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any common stock or common stock equivalents entitling any person to acquire shares of common stock at an effective price per share that is lower than a conversion price of $0.25 per share, as adjusted, then such conversion price shall be reduced to equal the lower issuance price.

Voting Rights

The Series A Preferred Shares shall be entitled to one vote per share on matters submitted to a vote of the stockholders of the Company.

Protective Provisions

In addition to any other vote or approval required under the Company's charter or bylaws, the Company will not, without the written consent of the holders of at least 51% of the Company's Series A Preferred Shares, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Shares or alter or amend the Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon certain liquidation events, senior to, or otherwise pari passu with, the Series A Preferred Shares, (c) amend the Company's charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Shares, (d) increase the number of authorized shares of Series A Preferred Shares, or (e) enter into any agreement with respect to any of the foregoing.

Negative Covenants

As long as any shares of Series A Preferred Shares are outstanding, unless the holders of at least 51% of the then outstanding shares of Series A Preferred Shares shall have otherwise given prior written consent, the Company shall not, and shall not permit any of the subsidiaries to, directly or indirectly, do the following:

a)            The Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a variable rate transaction. "Variable Rate Transaction" means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price.

b)            enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom which individually or in the aggregate exceed $100,000;

c)            enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom which individually or in the aggregate exceed $100,000;

d)            amend its charter documents, including, without limitation, its articles of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

                e)            repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its equity securities, other than as permitted or required under the Certificate of Designation;

f)            pay dividends or distributions on securities junior to the Series A Preferred Shares;

g)            enter into any employment agreement with any officer, director or employee of the Corporation or any transaction with any affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm's-length basis and is deemed fair and reasonable by the Company's Board of Directors which shall include at least one independent director; or

h)            enter into any agreement with respect to any of the foregoing.

The descriptions of certain terms of the Securities Purchase Agreement and Certificate of Designation set forth herein do not purport to be complete and are qualified in their entirety to the complete text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto, the Certificate of Designation, a copy of which is filed as Exhibit 3.1 hereto, each of which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings "Merger", and "Private Placement and Debt Conversion" are incorporated herein by reference. Pursuant to the foregoing, the total number of outstanding Series A Preferred Shares as of September 4, 2015 is 907,564.

Item 5.01. Changes in Control of Registrant.

As a result of the transactions contemplated under the Agreement, as amended, a change of control of the Company occurred. The disclosure under Item 2.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2015, concurrently with the closing of the Merger and in accordance with the terms of the Agreement, as amended, Daniel Williams and Charles Smith were appointed to the Company's board of directors. Mr. Williams will not receive any compensation related to his services as an employee-director. Mr. Smith will be granted 30,000 restricted shares of the Company's common stock, which such stock will fully vest, contingent on Mr. Smith's continued  services as a director of the Company, on September 4, 2016.

Effective September 3, 2015, George Furlan resigned from his role as a director of the Company.  Mr. Furlan's resignation was not the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies) or practices.

Set forth below is biographical information regarding the Company's newly appointed directors.

Daniel Williams, CEO, President and Director

Mr. Williams, age 37, is the founder of CSA and has been its CEO and President since 2009.  Mr. Williams has also been the CEO and President of the Company since March 2015.

Chuck Smith, Director

Chuck Smith, age 54, is the Chief Operating Officer and acting Chief Financial Officer for Dixie Brands, Inc. since 2014 and is responsible for the day-to-day oversight of company operations, production, sales, finance and long-term strategic planning.  Mr. Smith is also one of the original founders of the Dixie Elixirs and Edibles Company in 2009. Mr. Smith is also the President of Bella Terra Realty Holdings since 2007. Mr. Smith was President of Sagebrush Realty Development from 2005 – 2007.

 Mr. Smith has over twenty five (25) years of experience in a variety of industries. He has a strong financial background, holding the position of Chief Financial Officer for a mid-sized retail apparel chain, has built and managed sales and marketing teams for private and publicly traded technology companies, and has successfully founded two companies, including one in the alcohol beverage industry.

Mr. Smith has a Bachelor's degree in Accounting from the University of Maryland and an MBA from the Owen Graduate School at Vanderbilt University.

No family relationship exists between Mr. Williams or Mr. Smith and any other executive officer or director. Except for the Agreement and Mr. Williams' interest as a member and manager of CSA and Mr. Smith's indirect interest as a member of CSA, there have been no transactions, and are no currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of Company's total assets at year end for the last two completed fiscal years, and in which Mr. Williams, or Mr. Smith had or will have a direct or indirect material interest.

Mr. Smith has a direct interest in Dixie Holdings, LLC ("Dixie").  Prior to the Merger, Dixie was a member of CSA.  CSA and Dixie are parties to a Unit Purchase Agreement (the "Repurchase Agreement") whereby CSA is obligated to re-purchase a portion of Dixie's membership interest in CSA upon the occurrence of certain liquidity events (such as the Merger). Immediately prior to the closing of the Merger, CSA repurchased 50% of Dixie's membership interest in CSA for a total price of $235,715 to be paid by CSA in installments as follows: $117,857 within five days of the closing of the Merger and the remainder before the one-year anniversary of the closing of the Merger. Additionally, the Repurchase Agreement provided that CSA would cause Company to appoint Charles Smith as a director of Company.

 Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Asta Holdings Corp. (n/k/a CSA Holdings Inc.) (the "Company") has amended and restated its articles of incorporation effective as of July 9, 2015 (the "Amended and Restated Articles") to:

(1)	Change the Company's corporate name from ASTA HOLDINGS CORP. to CSA HOLDINGS INC.;
(2)	Increase the number of authorized shares of common stock, $0.001 par value from 75,000,000 to 500,000,000;
(3)
Create a class of preferred stock consisting of 20,000,000 shares, 2,000,000 of which are designated as Series A Convertible Preferred, $0.001 par value per share and the designations and attributes for the remaining 18,000,000 shares of preferred stock are left for future determination by our board of directors;

(4)	Effect a one (1) for 13.8 forward stock split (the "Forward Split") of the authorized and issued and outstanding shares of its common stock, par value $0.001 per share;
(5)	Provide that the provisions of Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive, are not applicable to the Company; and
(6)	Include indemnification provisions.

Series A Convertible Preferred Designations, Preferences and Rights
The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings "Private Placement" is incorporated herein by reference.

The foregoing description of the Amended And Restated Articles and Certificate of Designation is qualified in its entirety by reference to the Amended And Restated Articles and Certificate of Designation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

These actions were approved by the Company's board of directors on June 26, 2015 in accordance with the relevant sections of the Nevada Revised Statutes.  The Financial Information Regulatory Association, Inc. ("FINRA") confirmed receipt of the necessary documentation regarding the Amended and Restated Articles and the Company's symbol changes discussed below and their effectiveness as of August 8, 2015.

Change in Fiscal Year.

On September 3, 2015, the Company's Board of Directors unanimously authorized a change in the Company's fiscal year end from July 31 to December 31 each year, beginning on January 1, 2016 to coincide with the fiscal year of CSA. Under the applicable rules of the Securities and Exchange Commission, the Company intends to file a transition report on Form 10-Q that will cover the two-month transition period from November 1, 2015 to December 31 2015 on or about February 14, 2016.

Item 8.01. Other Events.

The Company's CUSIP number and trading symbol for its common stock which trades on the OTCQB Tier of the OTC Markets, Inc. will change as a result of the name change.  The new CUSIP number will be 126280 106.  The Company's trading symbol was changed to "CSAX" effective on August 7, 2015.

Item 9.01. Financial Statements and Exhibits.

a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the Merger.

(b)           Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the Merger.

Exhibit No.	Description of Exhibit

2.1
Merger and Share Exchange Agreement dated March 25, 2015 by and among Asta Holdings, Corp., CSA Acquisition Subsidiary, LLC and CSA LLC (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on March 26, 2015, and incorporated herein by reference).

2.2
Amendment dated June 30, 2015 to Merger and Share Exchange Agreement dated March 25, 2015 by and among Asta Holdings, Corp., CSA Acquisition Subsidiary, LLC and CSA LLC. (filed as Exhibit 2.2 to the Company's Current Report on Form 8-K filed on July 6, 2015, and incorporated herein by reference).

2.3	Second Amendment dated August 17, 2015 to Merger and Share Exchange Agreement dated March 25, 2015 by and among Asta Holdings, Corp., CSA Acquisition Subsidiary, LLC and CSA LLC.
3.1
Certificate of Designation of 5% Series A Convertible Preferred Stock (filed as Revised Exhibit B to the Amendment dated June 30, 2015 to Merger and Share Exchange Agreement dated March 25, 2015 by and among Asta Holdings, Corp., CSA Acquisition Subsidiary, LLC and CSA LLC. Filed as Exhibit 2.2 to the Company's Current Report on Form 8-K filed on July 6, 2015, and incorporated herein by reference)..

10.1	Form of Securities Purchase Agreement.
10.2	Form of Debt Conversion Agreement.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSA Holdings Inc.

Date: September 10, 2015	By:	/s/ Daniel C. Williams
Daniel C. Williams
Chief Executive Officer